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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 3, 2003
                                                  ----------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
   -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Michigan                       000-18839                38-25269130
------------------------------     ------------------      ---------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


       300 River Place, Suite 4700, Detroit, Michigan                   48207
   ------------------------------------------------------------       ---------
            (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code:

  (313) 393-4571
  -------------------


         1155 Brewery Park Boulevard, Suite 200, Detroit, Michigan 48207
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

Supplementing the disclosure in Item 4 of the Form 8-K Current Report filed on March 5, 2003:

Attached as an exhibit to this Form 8-K/A is a letter from KPMG LLP to the Securities and Exchange Commission regarding its concurrence or disagreement with the statements made by the Company in the Form 8-K Current Report filed on March 5, 2003, concerning the replacement of KPMG LLP as the Company's principal accountant.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The exhibit listed on the Exhibit Index is filed as a part of this Report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2003              UNITED AMERICAN HEALTHCARE CORPORATION


                                   By:    /s/  William C. Brooks
                                        ----------------------------------------
                                           William C. Brooks
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   16.5 Letter of KPMG LLP dated March 5, 2003 to the Securities and Exchange Commission.